Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Current
U.S.	$ 105,114	$ 82,657	$ 66,670
State	5,905	6,137	5,118
Total current taxes	111,019	88,794	71,788
Deferred
U.S.	(11,430)	23,001	10,555
State	(36)	(51)	64
Total deferred taxes	(11,466)	22,950	10,619
Total income taxes	$ 99,553	$ 111,744	$ 82,407